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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 August 20, 1999
                                 ---------------


                           JENNIFER CONVERTIBLES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                         1-9681                     11-2824646
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(State or other                  (Commission File              (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)

                            419 Crossways Park Drive
                            Woodbury, New York 11797
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                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (516) 496-1900


                   ------------------------------------------
                 (Former Address, if changed since last report)

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
THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: MARKET DEMAND FOR REGISTRANT'S PRODUCTS, COMPETITIVE FACTORS, THE ABILITY TO MANAGE REGISTRANT'S GROWTH, AND OTHER RISKS DETAILED FROM TIME TO TIME IN REGISTRANT'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING BUT NOT LIMITED TO, THOSE DESCRIBED UNDER THE CAPTION "RISK FACTORS" IN REGISTRANT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 29, 1998.

Item 5:  OTHER EVENTS

         On August 20, 1999, the Registrant, Jennifer Chicago Ltd. ("Sub"), an Illinois corporation and a wholly-owned subsidiary of the Registrant, Jenco Partners, LP, a limited partnership ("LP Owner"), which was the sole limited partner of Jennifer Chicago, L.P., a Delaware limited partnership operating 14 stores in Chicago ("LP"), JCI Consultant, LP ("Consultant"), a limited partnership which owned options (the "Options") to purchase 1,200,000 shares of common stock of the Registrant, Selig Zises, a principal of LP Owner and
Consultant, Jay Zises (collectively with Selig Zises, "Zises"), Jara Enterprises, Inc., a New York corporation ("Jara"), Fred Love ("Love"), the owner of Jara and, Harley J. Greenfield ("Greenfield") and Edward B. Seidner ("Seidner"), each of whom is a principal stockholder, an officer and a director of the Registrant, entered into an L.P. and Option Purchase and Termination Agreement (the "Agreement") pursuant to which (i) Sub acquired, from LP Owner, 100% of the limited partnership interest in LP and (ii) the Options held by Consultant to purchase 1,200,000 shares of Registrant's common stock at an exercise price of $8.00 per share were terminated. As consideration for the above, Registrant paid an aggregate of $699,000 consisting of $252,000 in cash and a promissory note in the principal amount of $447,000. Such note bears interest at prime plus 3% per annum with the principal payable in two installments as follows: $223,500 to be paid on February 1, 2000 and the remaining $223,500 to be paid on September 1, 2000.

         Further in connection with the Agreement, the Registrant, Sub, Jara, Greenfield, Love and Seidner on the one hand and the Zises, Consultant and LP Owner on the other, entered into mutual releases. The Zises also agreed not to, directly or indirectly, acquire any beneficial interest in the common stock of Registrant until December 31, 2010.

Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)      Exhibits

                   10.1 L.P. and Option Purchase and Termination Agreement, dated as of August 20, 1999, among the Registrant, Jennifer Chicago Ltd., an Illinois corporation and a wholly-owned subsidiary of the Registrant, Jenco Partners, LP, a limited partnership, which is the sole limited partner of Jennifer Chicago, L.P., a Delaware limited partnership, JCI Consultant, LP, a limited partnership which owned certain options to purchase capital stock of the Registrant, Selig

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

                            Zises, a principal of Jenco Partners, L.P. and JCI Consultant, LP, Jay Zises, Jara Enterprises, Inc., a New York corporation, Fred Love, the owner of Jara Enterprises, Inc. and, Harley J. Greenfield and Edward B. Seidner, each of whom is a principal stockholder, an officer and a director of the Registrant.

                   10.2 General Release made as of August 20, 1999 by JCI Consultant, L.P., Jenco Partners L.P., Jay Zises and Selig Zises for the benefit of the Registrant, Jennifer Chicago Ltd., Jara Enterprises, Inc., Harley J. Greenfield, Fred J. Love and Edward B. Seidner.

                   10.3 General Release made as of August 20, 1999 by the Registrant, Jennifer Chicago Ltd., Jara Enterprises, Inc., Harley J. Greenfield, Fred J. Love and Edward
                            B. Seidner for the benefit of JCI Consultant, L.P., Jenco Partners L.P., Jay Zises and Selig Zises.

                   99.1 Term Note dated as of September 1, 1999 in the principal amount of $447,000 to the order of Jenco Partners, L.P. from the Registrant.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 2, 1999



                              JENNIFER CONVERTIBLES, INC.

                              By: /s/ GEORGE J. NADEL
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                                      George J. Nadel, Executive Vice President,
                                      Chief Financial Officer and Treasurer
                                      (Principal Financial and Accounting
                                      Officer)


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